SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2004

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland	21740-1766
(Address of principal executive of offices)	(Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A

(Former Name or former address if changed since last report)

Item 9.	Regulation FD Disclosure

Allegheny Energy, Inc. will make a presentation at the Citigroup 12th Annual High Yield/Leveraged Finance Conference in Aspen, Colorado on February 9, 2004. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 9 of this Current Report on Form 8-K (including the presentation) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 9 of this Current Report on Form 8-K (including the presentation) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: February 9, 2004	By	/s/ JEFFREY D. SERKES
Jeffrey D. Serkes
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation to be made by Allegheny Energy, Inc. at the Citigroup 12th Annual High Yield/Leveraged Finance Conference in Aspen, Colorado on February 9, 2004.

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